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FREEDMAN, LEVY, KROLL & SIMONDS


                                   CONSENT OF
                        FREEDMAN, LEVY, KROLL & SIMONDS


     We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus contained in Post-Effective Amendment No. 10 to the Form N-4 Registration Statement of Glenbrook Life and Annuity Company Variable Annuity Account (File No. 033-91914).


                                             /s/ Freedman, Levy, Kroll & Simonds
                                             FREEDMAN, LEVY, KROLL & SIMONDS


Washington, D.C.
May 1, 2000